Tax Status	12 Months Ended
Dec. 31, 2025
EBP 006
EBP, Tax Status [Line Items]
Tax Status	Tax Status
The Plan received a favorable determination letter from the Puerto Rico Treasury Department (the “PR Treasury”) dated August 26, 2016 indicating it meets the requirements of Section 1081.01 of the 2011 Puerto Rico Internal Revenue Code (“2011 PR Code”) and accordingly, the Trust associated with the Plan is exempt from Puerto Rico income tax under such section. The Plan is amended from time to time, and such amendments are submitted for the PR Treasury to ascertain that the qualification of the Plan is not affected. The most recent letter received from the PR Treasury was dated May 29, 2024, in which it ruled that its most recent amendment did not affect the qualification of the Plan.
No events have occurred with respect to the Plan or the associated Trust that, in substantial likelihood, would result in the Plan being disqualified by the PR Treasury. Pursuant to Section 1022(i)(1) of ERISA, the Plan’s Trust is considered as an organization described in Section 401(a) of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”) and exempt under Section 501(a) of the U.S. Code.
Accounting principles generally accepted in the United States of America require plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by federal, state and/or local taxing authorities. The plan administrator has concluded that as of December 31, 2025 and 2024 there are no uncertain positions that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions. At December 31, 2025, the years 2021 and thereafter remain subject to examination; however, there are currently no audits for any tax periods in progress.